This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.
This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections.
Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and
general exploration and development risks and hazards.
The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as “probable,” “possible,” P2 or P3 and “non-proved”
reserves, reserves “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as “forward-looking” statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially. The estimates of recoverable resources per well and completed well costs included herein are based upon other typical results in these shale plays and may not be indicative of actual results.
Disclosures
Exhibit 99.1

Corporate Strategy Bill Transier, Chief Executive Officer

UK Operations March 13, 2012

UK Business Unit and Strategy March 13, 2012

3 UK Business Unit and Strategy The Four Key Questions • Why the UK North Sea? • What is the UK business unit comprised of today? • What comes next? • How will we get there?

Why the North Sea?
A mature proven, active petroleum system
• 24 billion barrels of oil and gas still left to be produced
• Further exploration opportunities through License Rounds
and Farm-ins
Business Development
• Opportunity rich environment
• Most Majors are re-evaluating their portfolios
• ConocoPhillips acquisition demonstrates potential upside
Markets
• Strong commodity prices with long term forecast stability
• Brent Oil $124;  NBP Gas $9.80
Intellectual Capacity
• Deep talent pool of experienced personnel with a  huge
amount of intellectual knowledge across the basin,
particularly in the Central North Sea area
Political Landscape
• Strong signs of improved fiscal stability and recognition of the importance of the oil industry to UK economy

The UK Business Unit Today - Building on Past Success
The UK Business – Brief History
• Starting in 2004, built a stable platform of production
with significant reserves increases
• Active value driven portfolio management with
acquisitions, exploration success, divestments
• Acknowledged, experienced offshore operator and
asset developer
• Evolved a focus on the UK Central North Sea
• Built a strong and experienced team able to manage
full cycle E&P activity
Vision
• To be the fastest growing Independent E&P company
in the North Sea
Current Production
Development Projects
Bacchus
Enoch
Columbus
Bittern
Alba
MacCulloch
Nicol
Rochelle
Renee
Rubie
Ivanhoe /
RobRoy
London Office Aberdeen Operations Center

UK Business Unit – Growth Strategy
Key Business Focus Areas in 2012
• Deliver on key development projects
• Rochelle
• Bacchus
• Close on the ConocoPhillips acquisition
• Assume operatorship of MacCulloch FPSO
• Success in bidding for additional blocks in
the 27
th
Licensing Round
Future Objectives
• Sustained reserves and production growth
will come from a balanced strategy of:
• Low risk exploration and appraisal
• Acquisitions
• Realizing existing portfolio upside potential
• Funded from internally generated cash
flows

7 Illustration of Growth Potential

66%
34%
Significant UK Production Growth Through Near-Term Projects
Pro forma Production with
Bacchus on-line and the
acquisition of North Sea Assets
UK Oil UK Gas
Pro forma Production
with Rochelle on-line
17,000 – 24,500 boepd
11,000 – 17,000 boepd

9 Expected 2012 Exit Position of Endeavour

UK Business Unit – How Will We Realize Our Strategy?
Strong Leadership team with an average of 25 years UK and International experience with a proven track record of bringing developments on-line
Core technical competencies retained in-house.  Internal technical capability covers the full cycle of E&P activity
• Subsurface - Exploration / Development Geology / Reservoir Engineering
• Development Engineering / Drilling and Production Operations / Commercial
Today’s UK Presenters
•
Carl Grenz –
EVP International
• 36 years UK and International experience, formerly Chief of Global production for BHP Billiton.
Experienced in delivery  of new developments and the management of E&P operations
•
Derek Neilson –
Director, Subsurface Engineering
• 28 years UK and International development and reservoir management experience, formerly Chief
Reservoir Engineer, Total UK
•
Nick Ritchie –
Director, Facilities Engineering
• 15 years experience,  Rochelle project director.  Extensive project and operations experience of
UKCS / deepwater FPSOs.  Formerly Talisman and CNR
•
Nick Terrell –
Director, Exploration
• Talented geoscientist leading the highly experienced Exploration team. With Endeavour, since the
Company entered North Sea, proven track record of exploration success.

UK Producing Assets March 13, 2012

Overview of the UK Assets (Post Acquisition)
Project Operator
END
WI%
Production
Status
International
Alba
(1)
26%
Producing
Infill Drilling
Bittern 2% Producing
Enoch 8%
Producing
Bacchus 30%
First production
expected 1Q2012
MacCulloch
(1)
40%
Producing
Nicol
(1)
18% Producing
Rochelle 44%
First production
expected 4Q2012
Columbus 25%
In Development
R Block Redev. 52% In Progress
Notes:
(1) 23.43% Alba, MacCulloch (+Operatorship) and Nicol pending completion of CoP Acquisition
Current Production
Development Projects
Bacchus
Enoch
Columbus
Bittern
Alba
MacCulloch
Nicol
Renee
Rubie
Ivanhoe /
RobRoy
Rochelle

Alba Field - Overview
Block 16/26a, 450ft water depth
Discovered 1984, first production 1994
Late Eocene reservoir at ~6,200ft
• Massive homogeneous unconsolidated sands
with excellent quality
• 92% Net-Gross / ~35% porosity / ~3,000mD
permeability
• Oil-in-place ~1033 MMbbls
• 19° API, 7 to 10 cP viscosity, GOR 330 scf/stb
Facilities
• ANP platform, with 31 slots
• 25 platform producers / 6 water injectors
• 12 slot AXS manifold
• 10 subsea producers / 2 water injectors
• Seawater and produced water re-injection
• Oil exported by tanker, gas to Britannia
Company Equity (%)
Endeavour 25.68*
Chevron (Operator) 23.37
Statoil 17.00
BP 13.30
Total 12.65
CIECO / Itochu 8.00
*Pro Forma including CoP Acquisition
Alba
MacCulloch
Nicol
Britannia

Alba Field - Metrics
Large, high quality North Sea oil asset
with strong upside development and
reserves potential
A specific target due to strong
performance metrics
• 2P Reserves 23.6 MMboe at YE2011
• 2P NPV10 > $1,000mm
Oil trades at low differential to Brent
• Average 2011 differential of - $3.50
Low operating costs
Low future CAPEX exposure
• Majority for development drilling campaign
with high return and short payback
~20 year remaining field life
Based on YE2012 2P
Audited
Reserves Report

Alba Field - Future Development
Sustain current production and increase
reserves through continued development
drilling
Current production rate
• 25,000 – 30,000 bopd gross
Cumulative production to date
• ~373 MMbbls gross
Infill drilling since 2009 has largely
sustained production
Continuation of Infill drilling program
• 2012 campaign extended from 6 to 9 months
• Continuation of drilling included in Operator’s
business plan
• Large basket of further drilling opportunities
identified
• Addition to current reserves
• Low economic threshold
• Short payback time

Central North Sea Assets Current Production Development Projects Bacchus Enoch Columbus Bittern Alba MacCulloch Nicol Renee Rubie Ivanhoe / RobRoy Rochelle

Bittern Field - Overview
Block 29/1b, 305ft water depth
Discovered 1996, first production 2000
Eocene reservoir at ~6,750ft
• Good quality Rogaland and Forties channel
sands
• 85% NTG / ~33% porosity / ~1,000mD perm
•
Oil-in-place ~256 MMbbls with 77 Bcf Gas cap
• 39° API, 0.34 cP viscosity, GOR 1250 scf/stb
Facilities
• Triton FPSO
• Oil offload to tanker, gas export to Fulmar
pipeline to St. Fergus
• 2 subsea drill centers
• 5 subsea producers / 2 water injectors
• Dual production flowlines + test line
• Water injection and gas lift lines
Company Equity (%)
Shell (Operator) 39.63
Hess 28.28
ExxonMobil 25.00
Dana 4.67
Endeavour* 2.42
*Plus 1.62% equity in Triton FPSO
Triton FPSO
Bittern

Bittern Field - Status
Production increase and reserves added
in 2010 and 2011 through 2 infill wells
Current production rate
• 15,000 to 20,000 bopd gross
Cumulative production to date
• 130 MMbbls Gross
Recently announced change of Triton
Operator (Dana)
• Increase production efficiency on Triton
vessel
• Open infill wells to full potential to further
increase production and add reserves
• Evaluate potential for future infill drilling

Central North Sea Assets Current Production Development Projects Bacchus Enoch Columbus Bittern Alba MacCulloch Nicol Renee Rubie Ivanhoe / RobRoy Rochelle

Enoch
Enoch Field - Overview
Company Equity (%)
Talisman (Operator) 25.2
Dana 20.8
Dyas 14.0
RocOil 12.0
Statoil 11.8
Endeavour 8.0
Noreco 4.4
Dong 2.0
Noil 1.9
* Cross UK / Norway border 80 / 20 split

Enoch Field - Status 19

Central North Sea Assets Current Production Development Projects Bacchus Enoch Columbus Bittern Alba MacCulloch Nicol Renee Rubie Ivanhoe / RobRoy Rochelle

MacCulloch Field - Overview
ConocoPhillips currently operates the field,
Endeavour seeking transfer of Operatorship
Block 15/24b, 490ft water depth
Discovered in 1990
First  production August 1997
Paleocene reservoir at ~6,200ft
• Channelized turbidite sands of good quality
• 40 – 90% NTG / ~28% porosity / 200 – 2000 mD
• Oil-in-place ~241 MMbbl
• 32-37° API, 0.85 cP viscosity, GOR 410 scf/stb
Facilities
• Converted FPSO North Sea Producer (NSP)
• Oil and Gas export to Piper “B”
• Subsea production drill centers (11 wells)
• Subsea water injection flowbase, never
commissioned
Company Equity (%)
Endeavour (Operator**) 40.00*
Eni 40.00
Noble Energy 14.00
Talisman 6.00
* Pro Forma including CoP Acquisition
**Pending assignment of Operatorship

MacCulloch Field - Status
Control in future Operated Asset with
upside potential
Current production rate
• 7,000 bopd gross
Cumulative production to date
• 114 MMbbl gross
Plan to assume Operatorship from
ConocoPhillips on completion of
acquisition
• Plans to perform a detailed asset
performance review:
• Evaluation of infill / near field potential
• Opportunity to return shut-in wells to
production
• Optimization of gas lift rates and distribution
• Debottlenecking, improvement to compressor
performance and availability
• Improve operational efficiency
• Manage offshore duty holder (NSPC) to
implement operational improvements

UK Development Assets March 13, 2012

Central North Sea Assets Current Production Development Projects Bacchus Enoch Columbus Bittern Alba MacCulloch Nicol Renee Rubie Ivanhoe / RobRoy Rochelle

Rochelle Field - Overview * Unit interests following Unitisation Company Equity (%) Endeavour (Operator) 44.0 Nexen 41.0 Premier 15.0 23

Rochelle Field - Organic Reserve Additions
Bringing a stranded discovery to first
production
Rochelle discovered in 2000 by 15/27-9
well
Acquired in 2006 from Talisman
• Undeveloped stranded discovery with ~4
MMboe contingent resources
Technically unlocked by Endeavour
• Reprocessed seismic to identify stratigraphic
potential
• Leveraged the regional knowledge of the
Kopervik gained through Goldeneye Field
• 15/27-11 (East Rochelle) appraisal in 2009
• Evaluated development and upside potential
• Appraisal well drilled in 2011 proved West
Rochelle
• Field Development Plan (FDP) approved with
31 MMboe 2P Reserves
15/27-9
Discovery
East Rochelle
15/27-11 DST
42 MMcsf/d

ER dev. well
WR dev. well
Rochelle Field - Reservoir Development
Reservoir Description
• 3 way stratigraphic trap in Kopervik fairway
• Lower Cretaceous Kopervik turbidite sands
of good quality
• 50% NTG / ~21% porosity / ~100 – 1,000mD
perm
• Regionally extensive active aquifer
Reservoir Development
• 2 x 500m horizontal development wells
• High potential wells at100 MMscf/d per well
• Gravel pack with pre-drilled liner
• 5 ½” completion with permanent downhole
pressure / temperature gauges
• Potential reserve additions through
production post water breakthrough
15/26
East Rochelle
West Rochelle
GOLDENEYE

Rochelle Field - Application of Proven Technology
Optimized and added value to the
development
• Ocean Bottom Cable (OBC) seismic to image
sands within the gross Britannia package
• Use of seismic attributes / simultaneous inversion
to aid mapping and evaluate uncertainties
• Regional aquifer knowledge / modelling
• Schlumberger Periscope deep reading resistivity
planned to optimize geo-steering for delivery of
successful development wells
• ‘Pipe in Pipe’ development solution
ER OBC inversion through East Rochelle
Geosteering producers through the
Rochelle reservoir - forward modelling
RXT Vikland
OBC vessel

Rochelle Field - Development

Rochelle Field - Surface Development
Greenfield Installation
• Individual well metering
• Manifolds at East and West
• 7.8km long 10/14” Pipe-in-pipe (West)
• 30km long 10/14” Pipe-in-pipe (East)
• New subsea safety valve at Scott
• New umbilical and flexible risers on Scott
Brownfield modifications (Scott)
• Re-wheel compressors
• New 2-phase vertical separator
• Modifications to chemical system
• Piping tie-ins
• Subsea control system upgrade
Designed for upside and future
expansion
Separation
Controls
Flexible
riser
Methanol Injection
& Storage
Chemical
Injection

Rochelle Field - Development Status 29

30 Rochelle Field - March 2012 Above: Rochelle Christmas Tree Right: Manufactured sections of 14” pipe in Evanton spoolbase Below: New methanol tank for Rochelle, quayside and installed

Central North Sea Assets Current Production Development Projects Bacchus Enoch Columbus Bittern Alba MacCulloch Nicol Renee Rubie Ivanhoe / RobRoy Rochelle

31 Bacchus Field - Overview Company Equity (%) Apache (Operator) 50.0 Endeavour* 30.0 First Oil 20.0 *Endeavour equity increased from 10% through purchase of Shell interest in February 2011 Bacchus

Bacchus Field - Subsurface Development Plan
3 well development
• Horizontal wells
• Maximize productivity
• Drilled through faults
• Mitigate seal risk
Phase 1
• Depletion from 3 wells
Phase 2
• Commence water injection in southern well
• Increase reserves through secondary recovery

Bacchus Field - Development
Subsea development to Forties Alpha
• 4 slot subsea production and injection manifold
• Tied-back to Forties Alpha via a 6.7 km bundle and
new riser caisson attached to jacket
• Forties Alpha topsides facilities
• Pig launcher and receivers, multi-phase flow meter
• HIPS valves, methanol tanks & pumps
• Connections from gas lift manifold and produced water
injection pumps
• Control and chemical injection systems
6.7 km subsea bundle
2 x 6” production
2 x 4” water
4” gas lift
3” scale squeeze line
2” methanol line
Power, control and
hydraulic lines.
Riser
Caisson Topsides Pipework

34 Bacchus Field - Development Status SSIV Towhead

UK Exploration March 13, 2012

UK North Sea Exploration UK Exploration and Appraisal Drilling Forecast 2012-2015 Sources: The Oil & Gas UK 2011 Economic Report, DECC, Hannon & Westwood, WoodMac, company information 36

Exploration Overview
Centurion South
Ravel
Buffalo
Hoylake
Rye
Bacchus
Enoch
Columbus
Bittern
Alba
MacCulloch
Nicol
Rochelle
Renee
Rubie
Ivanhoe /
RobRoy
Current Production
Development Projects
Prospects / Discoveries

Centurion - Focus Area
Bittern
Centurion
Extension of Centurion discovery
• 29/6a-3 well flowed 5,200 bopd
Centurion South well – Q3 2012
• Endeavour equity 33.3%
High quality Fulmar reservoir, oil-prone block
Strategy is to appraise Centurion South first
Attractive 27
th
Round acreage nearby
Centurion South
Bacchus
Enoch
Columbus
Bittern
Alba
MacCulloch
Nicol
Rochelle
Renee
Rubie
Ivanhoe /
RobRoy
Current Production
Development Projects
Prospects / Discoveries
West Curlew
CENTURION
CENTURION SOUTH
29/6a-CS
29/6a-3
Centurion South
Ravel
Buffalo
Hoylake
Rye

Ravel Prospect
• Low risk oil prospect
• Strong seismic anomaly with flat spot
• Drill Ravel prospect to add contingent resources
Close to other R-Block assets
• Oil developments/discoveries/prospects
• Optimize future R-Block development
• Other prospectivity on held acreage
Future Growth
• Attractive 27
th
Round acreage near-by
• Farm-in opportunities identified
R-Block - Focus Area
Rochelle
Renee
Rubie
Ivanhoe/RobRoy
Buffalo
Hoylake
Ravel
Centurion South
Ravel
Buffalo
Hoylake
Rye
Bacchus
Enoch
Columbus
Bittern
Alba
MacCulloch
Nicol
Rochelle
Renee
Rubie
Ivanhoe /
RobRoy
Current Production
Development Projects
Prospects / Discoveries
Top Forties depth map (TVDSS)
Ravel

Buffalo and Hoylake
• Rochelle look-alikes on Kopervik Fairway
• Discovered hydrocarbons (Hoylake)
• Excellent quality reservoirs
• Extensive regional knowledge
Close to Rochelle development
• Gas condensate tie-backs to Rochelle
Future Growth
• Attractive 27
th
Round acreage available
near-by
• Farm-in opportunities identified
West Rochelle
East Rochelle
Buffalo
Hoylake
Rochelle - Focus Area
Rochelle
Renee
Rubie
Ivanhoe/RobRoy
Buffalo
Hoylake
Ravel
Centurion South
Ravel
Buffalo
Hoylake
Rye
Bacchus
Enoch
Columbus
Bittern
Alba
MacCulloch
Nicol
Rochelle
Renee
Rubie
Ivanhoe /
RobRoy
Current Production
Development Projects
Prospects / Discoveries

27
th
Licensing Round
Bid deadline 1
st
May 2012
• More than 8 million acres available in Central
North Sea
• 2
nd
Round Licence extension expiries
Focus on Central North Sea core area
• Region is prolific generator of discoveries
• Jurassic, Cretaceous and Tertiary play focus
• Focus on high quality acreage close to
infrastructure
• Building on existing focus areas
• Rochelle / R-Block and Centurion
• New Focus Areas
• MacCulloch (ConocoPhillips) / Rye (Block 21/11)
27
th
Round acreage
Endeavour acreage
Licensed acreage
Pending award

US Assets and New Ventures Strategy March 13, 2012

US Management Team (prior companies)
Jim Emme – Executive (Anadarko, Elk)
Dave Davenport – Land (Marathon, Orion, Encana, Elk, EXCO)
Eric Kolstad – Drilling/Ops (Texaco, UPR/APC, Williams, Newfield)
Corey Meyer – Reservoir Engineering (Chevron, Cimarex)
Chip Oakes – Geosciences (Sun/Oryx, Forest)
Richard Rowe – Engineering (Amoco, Anadarko, Stonegate)
Our Experienced Management Team
2

3 US Shale Oil and Gas Resource Systems Jarvie 2010 Play Types Oil Gas Oil and Gas Biogenic Gas

4
New Ventures Criteria
Proven petroleum systems
Underutilized technologies
Acceptable entry cost
Competitive niche
Operational control or influence
Market access
Manageable regulatory environment
Reasonable cycle time to production
Attractive returns

5
Overview of Endeavour’s US Assets
Heath Shale Oil Play - MT
Marcellus Play - PA
Haynesville Play – LA/ E. TX
Cretaceous Plays - CO
US 2011 Year-End Totals
582,000 gross / 159,000 net acres
20 MMCFe/D net production (exit rate)
61 BCFe Proved / 89 BCFe 2P reserves

Heath Shale ‘Tight Oil’ Play in Central Montana
25% joint venture with two independent
Montana producers
430,000+ gross acres primarily in Garfield
and Rosebud Counties (94,000 net to END)
Four well vertical pilot drilling program
completed
•
Evaluating extensive core/log data
•
Indentifying future horizontal re-entry targets
(likely Q3/Q4 2012 horizontal testing program)
6
‘Bakken-like’ play, but shallower
(4000- 5500 ft. depth)
A proven petroleum system ~ 137 MMBO
cumulative production (Heath Shale is the
primary source rock)
Rich, oil-prone source rock, up to 20%
total organic carbon content, light oil
Heath Play Attributes
END CMR Cirque Cabot          Fidelity             Heath sourced oil fields
Heath Play, END Activity
Heath Fairway outline

Heath Shale - Geological Setting Heath Shale Cox Ranch Member 10-16% TOC (MBMG, 1985) Tyler Creek photo by Great Northern Gas Co, 2009 7 Primary Objective

Historical Type Log - Sumatra Field
Exeter 8-36 Kincheloe well (ne ne sec. 36 11N 31E)
Gamma Ray Resistivity
Heath Formation
Organic-rich shales;
Limestone and
dolomite inter-beds
Tyler Sandstone
Conventional reservoir
8

9
Heath Shale Petroleum System
DST 1700’
clean oil
IP 73 BOPD, 35.3 API
Key components:
Middle Carbonate Member
(up
to 40’ thick)
•
Thin limestones and dolomites
•
Porosity developed in places (up to13%, 5% avg)
•
Possible ‘carrier’ beds; tested oil
•
Over 100 mbo produced from Sumatra well
Cox Ranch Member (“Hot” Shale)
•
10 to 60 feet thick (4 – 20% porosity, 11% avg)
•
High organic content
•
Thermally mature to volatile oil window
•
Tested 30 – 35.5 API gravity oil
NE 26-11N-32E
Middle
Carbonate
Cox Ranch
‘Hot’ Shale
Top Heath Formation

10
Tyler/Heath Type Well Log
Middle
Carbonate
Cox Ranch
Top Heath
18%   10%   2%
Gamma Ray Resistivity Porosity
Oil stained, porous Tyler Sandstone
Possible local trap configuration
High TOC black Cox Ranch Oil shale
Potentially porous, Middle carbonate

11 Oil-stained, porous Tyler Sandstone Oil-stained, calcareous intervals interbedded with oil-prone Heath source shales Tyler/Heath Core Photos – Multiple, Stacked Objectives

12 Reflector that contains oil-stained Tyler thickens off structure and develops amplitude Seismic line courtesy of Seismic Exchange, Inc. Sub-Play: Potential Tyler Sand Stratigraphic Trap

13
Highly Active,
Competitive
Niobrara Oil Fields
Niobrara Gas Fields
Abbreviations denote Rocky Mtn Basins
S. Sonnenberg, CSM 2011
END focused on less active,
emerging areas
• Targeting stacked, proven
Cretaceous petroleum systems,
including Niobrara
• Oil and gas with liquids
potential
• Significant land positions are
still available
• Lower cost of entry
• Forming 20,000 acre federal
unit for first optional test well
Niobrara-Mancos Shale Oil and Gas Productive Areas

14 Cretaceous Outcrop - Subsurface Reservoir Analog

15
50% joint venture with JW-Operating in
15,600 gross acres (7,100 net to END)
120 + future horizontal drilling locations
being held by current production
Drilling successful to date
•
2 year participation in 24 successful
Haynesville and 3 successful Cotton
Valley Sand horizontal producing wells
•
January 2012 record production rates of
18-20 MMCF/D net (77-88 MMCF/D
gross)
Haynesville Shale and Cotton Valley Sand Plays

16 Bull Bayou Gas Rate vs. Cumulative Production Comparison Restricted Rate Strategy is Working

17
50% joint venture with JW-Operating in 38,000
gross acres (18,400 net to END)
•
200+ potential horizontal drilling locations
END prospects are well situated
•
Proximity to East Coast markets yields price
premiums, steady demand for production
Initial horizontal drilling at Daniel Prospect in
Cameron County
•
Results consistent with reported industry results
•
Requires only two horizontal wells per year to
hold key Daniel Pardee block
Pennsylvania Marcellus Shale Gas Play

18 2 3 Ohio PA NY Pennsylvania Shale Fairways – END’s Strategic Position Daniel (Marcellus and dry Utica) NE Potter (Geneseo) Clarion (dry Utica) 2 1 3 1

19
Solid well results in adjacent areas
on trend with Cameron County
•
Seneca – Elk Co.
Reported EUR’s of 3 - 5 BCF
•
EOG/Seneca – N. Clearfield Co.
Recent IP’s 7 - 9+ MMCF/D with
“High Rate Frac Technology”
•
PGE/Exxon – SE McKean Co.
5000’ – 7600’ laterals
IP rates of 6-9 MMCF/D
Multi-pay Upside
•
Seneca – Central Potter Co.
Geneseo Shale IP’s of 2-4.5 MMCF/D
•
Seneca – McKean Co.
Utica Shale test well “encouraging” with
400’ gross reservoir at 10,000’ depth
END               EOG             Seneca            Ultra       PGE/Exxon
Seneca Geneseo
Seneca Utica well
Ultra long laterals
Seneca 3-5 Bcf
EOG
PGE long laterals
7000+’ 5000+’
Daniel
Commercial Marcellus Activity Continues on Trend

20
Size of the Cameron Prize
•
21,000 gross / 10,600 net acres
to END’s interest (50% WI)
•
180 - 200 locations
•
3 - 5 BCF/well EUR
•
540 – 1,000 BCFG recoverable
•
Potential to add 35 - 50k acres
via leasing, trades, deals
•
1 - 2 TCFG ultimate potential
Planned Activities 2012
•
Expand gathering infrastructure
•
Pardee C14H and C20H
drilled/cased, waiting on completion
•
Evaluate new 3D seismic
•
Drill two lease obligation wells Q4
2012 (prior to March 2013)
•
Negotiate access to un-leased
State Forest Lands minerals
Pardee C-4V
Pardee C-10H
Pardee C-7H
Pardee C-9H
Pardee C-5V
Pardee C-12H
Pardee C-13H
Pardee C-14H
Pardee C-20H
Daniel Project Update – Cameron County, PA

Shale Gas Play Economics vs. Wellhead Gas Prices* *Henry Hub wellhead gas prices, net of local price differentials, gathering, treating or marketing fees 21

Reserves March 13, 2012

2
Corporate Reserves Growth
Sustained 1P and 2P Reserves Growth since company inception
• Even accounting for sale of assets to realize best value in portfolio management process
• 2009 Norway - $150mm
• 2010 Cygnus - $110mm

3
Reserves and Production Growth (Pro Forma CoP)
Step change in reserves and
production post acquisition
• Addition of 19.5  / 31.0 MMboe
1P /2P reserves respectively
• ~10,000 boe/d production
• Entering the North Sea mid-cap
peer group
Further increase in production
and proved reserves with
Bacchus and Rochelle
developments on production
• Proved Undeveloped (PUD)
reserves move to Proved
Developed Producing (PDP)
• 2P reserves move to 1P with
reduction of uncertainty post
development and start-up

4
Reserves Breakdown
Balanced reserves portfolio post
ConocoPhillips acquisition
• By Class
• Good balance of developed vs
.
undeveloped
reserves due to:
• UK Alba and MacCulloch mainly developed
producing
• UK Rochelle, Bacchus and Columbus
undeveloped
• US large volume of Haynesville PUDs
• By Country
• Growth in US reserves due to active drilling
program in Haynesville
• Growth in UK reserves due to ConocoPhillips
acquisition
• Lower relative US value due to depressed US gas
prices
• By Fluid
• Good balance of oil and gas exposure, portfolio
previously weighted more heavily towards gas
25.4, 33%
50.5, 67%
2P by Class
Dev
Undev
32.1, 76%
10.2, 24%
1P by Country
UK
US
61.2, 81%
14.8, 19%
2P by Country
UK
US
1,273,079
, 96%
49,759 ,
4%
1P NPV10 By Country
UK
US
2,417,478
, 98%
55,075 ,
2%
2P NPV
10
By Country
UK
US
23.4 ,
55%
0.0 , 0%
18.9 ,
45%
1P by Fluid
OIL
NGL
GAS
45.0 ,
59%
0.0 , 0%
30.9 ,
41%
2P by Fluid
OIL
NGL
GAS
19.0, 45%
23.2, 55%
1P by Class
Dev
Undev

5
Reserves Growth
Growth in 1P and PDP reserves through maturation of large 2P reserves base
56% of 2P reserves are Proved
• Execution of developments and drilling program will
• Move PUD reserves to PDP reserves
• Reduce uncertainty and move 2P to 1P reserves
• Additional production history (no additional CAPEX)
• Reduces uncertainty and moves 2P to 1P reserves
Mature Contingent and Prospective Resources
• Exploration and appraisal drilling
Future Acquisitions

Financial Review March 13, 2012

Capital Structure Vision and Goals
Mid-cap company consistently moving toward investment grade
Deleverage each year
High-yield term loan and borrowing base for short-term working capital/letter of credit needs
Covenant-light emphasis
Debt/EBITDA of 2:1 or better
Maintain tax efficiency between US and UK
2

Capital Structure
3
Shares Outstanding - assuming all converted
Common Stock 36.0
Series C Preferred Stock, convertible @ $8.75 4.2
Convertible Bonds, 11.5%, due 2016 @ $16.52 3.8
Convertible Senior Notes, 5.5%, due 2016 @ $18.51 7.3
Options, warrants and stock-based compensation 0.1
51.4
($ mm)
December 31,
Notes Offering
and NS Asset
Acquisition
Adjusted
December 31,
2011 2011
Cash and Deposits 106.0 $           (10.0) $                96.0 $
Senior Term Loan, 12% plus 3% PIK, due 2013 240.3              (240.3)                 -
Senior Notes, 12%, due 2018 -                   500.0                  500.0
Convertible Bonds, 11.5%, due 2016 @ $16.52 62.5                -                         62.5
Convertible Senior Notes, 5.5%, due 2016 @ $18.51 135.0              -                         135.0
Subordinated Notes, 12%, due 2014 32.0                -                         32.0
Total Net Debt 363.8 $           633.5 $
Series C Preferred Stock, convertible @ $8.75 37.0                -                         37.0
Stockholders' Equity 154.1              -                         154.1
Equity Component 191.1 $           191.1 $

Capital Structure Evolution
Ideal capital structure includes a small revolver for short-term working capital, high-yield bonds and equity
Always focused on covenant-light instruments
Consistently simplifying and de-risking capital structure
No maturities until 2016
4
($ mm)
2008 2009 2010 2011 2012 2012
As of December 31,
2007 Activity 2008 Activity 2009 Activity 2010 Activity 2011 Activity Estimate
Debt Securities:
Senior Bank Facility, variable rate, due 2011 110.0 $           113.0 $           (60.0) $   49.9 $             (49.9) $
Second Lien Term Loan, variable rate, due 2011 75.0                (75.0)
Senior Term Loan, 12% plus 3% PIK, due 2013 160.0     161.4              75.0       240.3              (240.3)
Senior Notes, 12%, due 2018 500.0     500.0
Subordinated Notes, 12%, due 2014 50.0       50.1                51.1                (20.0)      32.0                (32.0)
  Total 185.0 $           113.0 $           100.0 $           212.5 $           272.3 $           500.0 $
Equity-Based Securities:
Convertible Bonds, 11.5%, due 2016 @ $16.52 40.0       44.5                49.8                55.8                62.5                62.5
Convertible Senior Notes, 6%, due 2012 @ $35.14 81.3                81.3                81.3                81.3                (81.3)      -
Convertible Senior Notes, 5.5%, due 2016 @ $18.51 135.0     135.0              135.0
Series C Preferred Stock, convertible @ $8.75 125.0              125.0              (75.0)      50.0                (5.0)       45.0                (8.0)       37.0                37.0
Common Stock Issuance 118.4     118.4              118.4
  Total 206.3 $           250.8 $           181.1 $           182.1 $           352.9 $           352.9 $

Deleveraging Opportunities
Grow EBITDA and reserve base
Convert or repurchase/retire convertible securities and preferred stock over time
Repay Subordinated Notes due 2014 ($32 mm at December 31, 2011-
callable now)
5

Our Growing Resource Base
(1) Proved and probable reserves after asset sales of 6.0mmboe in 2009.
(2) Proved and probable reserves after asset sales of 13.7mmboe in 2010; pro forma for acquisition of an additional 20% WI in Bacchus acquired February 2011.
(3) Pro forma for reserves of assets acquired in the North Sea.
Reserve Growth
6

$2,467
$1,288
$730
$624
$0
$500
$1,000
$1,500
$2,000
$2,500
2P PV-10 1P PV-10 Total Debt Net Debt
7
Reserve Valuation
Net Asset Valuation
(1) Pre-tax PV-10 as of December 31, 2011 pro forma for the acquisition of assets in the North Sea per NSAI audited reserve reports for respective assets.
(2) As of December 31, 2011 pro forma for the issuance of Senior Notes.
(1) (2) (1) (2)
Our Reserve Base Provides Significant Value

$0
$500
$1,000
$1,500
$2,000
$2,500
1P PV-10 1P PV-10
Over Time = 2P
Rochelle Bacchus Alba Other
Reserves Value Make-Up and Migration
Reserves Migrate from Probable to Proved from Known Fields, with Little Capital Investment
8

9 Example: Goldeneye Reserve Migration Natural Growth of Proved Reserves with Minimal Capital Expenditure

Significant Production Growth – Acquisition and Near-Term Projects
3,500 – 4,500 boepd
13,000 – 18,000 boepd
Current Production
Pro forma Production - Bacchus
and acquired North Sea Assets
UK Oil US Gas UK Gas
Pro forma Production -
Rochelle
20,000 – 28,500 boepd
10
30%
70%
82%
18%
57%
30%
13%
Minimal Capital to Maintain, Upside from US Heath and Gas

Net Debt / Production
Net Debt / EBITDA
Improving Credit Metrics
(1) 2012 and 2013 based on Wall Street research consensus estimates of $297.26 mm and $482.17 mm, respectively.  2014 and 2015 are Endeavour estimates.
(2) Assumes theoretical reserve migration from probable to proved from existing reserve base.
EBITDA Proved Reserves
Credit Ratings will Be Notched Up as Targets for Production & EBITDAX are Met and Reserve Migration
of Existing Reserve Base Occurs
11

Project Net Back Metrics
12
Alba Bacchus MacCulloch Rochelle Haynesville
$/bbl $/bbl $/bbl $/mcfe $/mcf
Revenue 125.0 $          125.0 $          125.0 $          10.0 $            3.0 $
Operating Expense
(1)
15.2               7.7                 39.7               1.4                 1.1
Discretionary Cash Flow 109.8             117.3             85.3               8.6                 1.9
Capital Expenditures
(1)
9.8                 0.7                 0.6                 0.1                 0.2
PRT
(2)
50.0               -                 -                 -                 -
Net Cash Flow before
Corporate Income Tax 50.0               116.7             84.7               8.6                 1.7
(1) Ongoing expenses at current run rate
(2) Alba is Endeavour's only field subject to PRT
Oil Gas

2012 Capital Plan by Project - $175mm to $200mm
2012 is About Turning On and Maintaining North Sea Production
(1) Includes ongoing infill drilling at Alba for $20mm
Note: Capital Plan is pro forma for the North Sea Acquisition
13

Hedging Strategy
Protect against downside oil and gas price volatility
Ensure consistent cash flow to meet financial and strategic goals
Meet debt hedging requirements
Target 50-75% of volumes exposed to price risk
Utilize instruments with minimal up-front cash or margin requirements
14

Endeavour Tax Attributes
Total
NOL’s
($mm)
Pro Forma
UK 356
US
136
UK Net Operating Loss (NOL) buildup from 2009 is attributable to
Cygnus/Rochelle exploration expenditure with subsequent NOL’s primarily from Bacchus/Rochelle development capital expenditure
US NOL buildup attributable to exploration and development capital expenditure in onshore resource shale plays
UK includes ± $100mm from the North Sea Acquisition
UK NOL has no expiration date, US NOL expires in 2032
Corporate structure enables cash to move tax efficiently from UK to US
15

Theoretical UK Tax on a PRT Field
16
$/bbl $/bbl $/bbl
Oil revenue
75 100 125
Operating expense (15) (15) (15)
Operating income 60 85 110
Capital expenditures (10) (10) (10)
Net income per bbl before tax 50 75 100
PRT tax rate 50% 50% 50%
PRT tax expense 25 38 50
Net income less PRT tax expense 25 38 50
Note:  Alba is Endeavour's only field subject to PRT

North Sea Acquisition - Effective Purchase Price Detail
($ mm)
Reserve Value $275
Tax Benefit Allocation 55
Purchase Price 330
Interim Cash Flows (95)
(1)
Net Purchase Price
$235
(1) Estimated as of March 31, 2012
Why Endeavour Likes This Deal
Significant free cash flow generation from proved developed producing reserves
Expands exposure to higher price North Sea liquids
Adds scope and scale, de-risking business model
Improves operating profile & credit metrics
Monetizes existing tax shields at high rates
MacCulloch will give Endeavour more operating exposure
Likely upside in reserves
17

Alba – 2.25% Interest Purchased Reserves in 2006 18 Endeavour Purchased Alba 2P Reserves in October 2006

Alba – 2.25% Interest Current Reserves 19 Alba Reserves Have Increased 35% Since Acquisition

Financial Philosophy – Tactical Approach
Exercise disciplined, conservative approach to capital
•
Allocate capital to optimize and grow our asset base
•
Make appropriate adjustments in anticipated  periods of lower commodity prices
•
Focus on assets that have controllable capex requirements and low cost abandonment obligations
Rely minimally on institutional banks
•
Banking environment not reliable
•
Enter into revolver for working capital and liquidity purposes during 2012
Maintain covenant-light bias
Warehouse cash to use opportunistically to de-lever and grow
Tax structure keeps UK/US flexibility for cash
Continue non-speculative hedging policy to minimize cash flow volatility
•
Target 50%-75% of forecasted total production over 12-24 month period, subject to market conditions
•
Focus on low cost solutions to protect against commodity volatility
20

Key Financial Highlights
2012 a transitional year for production and cash flow
• North Sea assets will significantly increase production, cash flow and the oil weighting of our asset base
2012 and 2013  financial focus on deleveraging and simplifying
Continue to simplify and de-risk capital structure to set foundation for next growth phase
Improving credit metrics each year
Maintain balanced business strategy based on North Sea and US conventional and unconventional assets, invest when returns meet requirements
Continue to hedge and take advantage of high North Sea prices
Option on US gas and Heath oil upside to business model
21